Exhibit 32.1

CERTIFICATION

In connection with the Quarterly Report of National Mentor Holdings, Inc. (the “Company”) on Form 10-Q for the period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 31 U.S.C. Section 1350, that:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information Contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 14, 2006	By:	/s/ EDWARD M. MURPHY
Edward M. Murphy
President and Chief Executive Officer
Date: February 14, 2006	By:	/s/ JOHN W. GILLESPIE
John W. Gillespie
Chief Financial Officer

A signed orginal of this written statement required by Section 906 of the Sarbanes-Oxley Act has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.